125 Broad Street
New York, NY 10004-2498
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MELBOURNE • SYDNEY

May 20, 2005

Michele M. Anderson,
     Legal Branch Chief, Division of Corporation Finance,
          Securities and Exchange Commission,
               450 Fifth Street, N.W.,
                    Washington, D.C. 20549-0510.

Re:	Responses to Comments on Amendment No.2 to the Registration Statement on Form S-4 filed by SBC Communications Inc. on May 11, 2005 (File No. 333-123283)

Dear Ms. Anderson:

     SBC Communications Inc. (“SBC”) today filed Amendment No. 3 to its Registration Statement on Form S-4 (File No. 333-123283) (“Amendment No. 3”), including a Prospectus of SBC and a Proxy Statement of AT&T Corp. (“AT&T”). This letter, which is being submitted on behalf of SBC and AT&T, responds to your letter, dated May 18, 2005, relating to comments of the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”) in connection with the above-referenced Registration Statement and certain related documents.

     The responses to the Staff’s comments are numbered to relate to the corresponding comments in your letter of May 18, 2005. For your convenience, we have also included the text of each of your comments. In general, the information contained in this letter with respect to SBC has been furnished by SBC and the information contained in this letter with respect to AT&T has been furnished by AT&T. All page references in this letter are to the pages of Amendment No. 3 in the form filed today with the Commission.

AMENDMENT NO. 2 TO FORM S-4

Summary, page 1

1.	We note the disclosure that the special dividend “should qualify as a distribution within the meaning of Section 301,” “should be treated” as a

Michele M. Anderson
May 20, 2005

dividend for US federal income tax purposes, and “should be taxed on the cash received as a Special Dividend.” Please revise to phrase the opinions more definitively. If tax counsel is using the “should” language because uncertainty exists regarding the tax consequences or it is unable to opine on the matter, it should explain why it cannot give a “will” opinion, describe the degree of uncertainty in the opinions, and provide any necessary risk factor discussion. Apply similar revisions to the Material United States Federal Income Tax Consequences section beginning on page 53 and the tax opinion filed as Exhibit 8.2.

In addition, please state clearly in the summary and elsewhere in the prospectus that under a Section 368(a) reorganization, the exchange of AT&T shares for SBC shares by AT&T shareholders will be tax-free.

In response to the Staff’s comment, we have revised the disclosure on pages 3 and 54 to explain why tax counsel is unable to give a “will” opinion regarding the characterization of the special dividend for United States federal income tax purposes, and to address the United States federal income tax consequences to holders of AT&T common stock if the Internal Revenue Service were to disagree with tax counsel’s characterization. In addition, tax counsel to AT&T has revised the tax opinion filed as Exhibit 8.2 accordingly.

In addition, we have revised the disclosure on pages 4 and 55 to state clearly that under a Section 368(a) reorganization, holders of AT&T common stock will not recognize gain or loss upon the exchange of AT&T shares for SBC shares, except with respect to any cash received in the merger.

2.	In order to enhance readers’ understanding of the alternative tax consequences, please explain more clearly the meaning of the merger agreement’s provision (Section 6.18 of the merger agreement) that the parties can restructure the merger to include “in the per share merger consideration the per share amount of the special dividend” if such restructuring is needed in order to obtain Section 368(a) treatment. For example, your revised disclosure should explain to readers what you mean by including “in the per share merger consideration the per share amount of the special dividend.” Does this mean that SBC will be deemed to pay the $1.30 per share in cash as part of the merger consideration in lieu of AT&T paying its shareholders a cash dividend?

Finally, your disclosure appears to be stating that if the restructuring occurs, the merger will constitute a tax-free Section 368(a) reorganization but AT&T shareholders may still recognize a gain (the amount of the recognized gain depending on the circumstances described on pages 4 and 55). To enhance readers’ understanding and avoid any confusion on the part of readers, please explain why it is consistent to indicate that a

Michele M. Anderson
May 20, 2005

merger is a tax-free Section 368(a) transaction even though AT&T shareholders may be forced to recognize gains.

In response to the Staff’s comment, we have revised the disclosure on pages 4 and 54 to indicate that if the merger is restructured to include in the per share merger consideration the per share amount of the special dividend, (1) AT&T will not pay the special dividend and (2) each share of AT&T common stock issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive 0.77942 of a share of SBC common stock, plus $1.30 in cash (i.e., the merger consideration paid by SBC will consist of shares of SBC common stock and cash).

We advise the Staff on a supplemental basis that characterization of the merger as a “reorganization within the meaning of Section 368(a) of the Code” is not inconsistent with gain recognition by holders of AT&T common stock. Even if a transaction qualifies as a reorganization for United States federal income tax purposes, a shareholder who receives cash (or other nonqualifying consideration) in such transaction is required to recognize gain for federal income tax purposes in an amount equal to the lesser of the gain realized and the amount of cash (and the fair market value of other nonqualifying consideration) received, but may not recognize any loss for federal income tax purposes. Because holders of AT&T common stock will receive cash in the merger if the merger is restructured to include in the per share merger consideration the per share amount of the special dividend, holders may be forced to recognize gain. Accordingly, we have revised the disclosure on pages 4 and 55 to state clearly that the merger will be tax-free to holders of AT&T common stock, except with respect to any cash received.

The Merger, page 28

3.	We note your revisions in response to prior comment #3. We again ask that you provide expanded information regarding the extent of any discussions between AT&T and third parties. In this regard, you state on pages 29 and 31 that AT&T’s management made conclusions based on the relative levels of interest expressed by other parties, but the first paragraph on page 28 does not give any indication to the levels of interest expressed. In addition, it is unclear how the AT&T board assumed that a potential transaction with SBC could result in greater cost savings than in other transactions based on those preliminary discussions. Please revise accordingly.

In response to the Staff’s comment, we have revised the disclosure on pages 28 and 29.

Michele M. Anderson
May 20, 2005

4.	The revisions made in response to our prior comment #4 appear to address more the question of SBC’s intentions with respect to the 10%-15% premium range rather than the question of how the range was calculated. Therefore, as previously requested by our comment #4, please explain, with an useful level of detail, how SBC selected a range of 10%-15% for the “small” premium it was willing to pay for AT&T’s shares.

As we discussed supplementally with the Staff, SBC meant for the 10-15% premium range to indicate that SBC was willing to pay a small premium but there was a maximum that SBC was unlikely to exceed.

SBC’s Reasons for the Merger, page 32

5.	Revise page 34 to indicate that the SBC board reviewed the third party analyses and newspaper articles as background information and that the materials were not “of material significance” to its consideration of the merger, as indicated in your response to prior comment #7. We believe your current disclosure may imply that the board materially relied on the materials.

In response to the Staff’s comment, we have revised the disclosure on page 34 to indicate that the SBC board of directors reviewed the publicly available third party analyses and newspaper articles as background materials. We advise the Staff that, as noted on page 34, the SBC board of directors did not quantify, rank or otherwise assign relative or specific weights or values to any of the factors it considered, including the third party analyses and newspaper articles.

Opinions of AT&T’s Financial Advisors, page 40

6.	We reviewed the SBC-prepared forecasts for 2005, which were provided in response to our prior comment #10. We further note your statement that such forecasts “were not inconsistent with the analysis that CSFB and Morgan Stanley had compiled based upon publicly available information.” However, based on our review of the CSFB/Morgan Stanley presentation to the AT&T board, the 2005 projections used by the financial advisors in their analyses and based on publicly available research estimates appear to differ from the SBC-prepared forecasts for 2005. Specifically, the SBC-prepared forecasts of total revenues for 2005 appear to differ from the projected total revenues for 2005 contained within the CSFB/Morgan Stanley presentation. In your response letter, please reconcile this discrepancy.

Michele M. Anderson
May 20, 2005

We advise the Staff on a supplemental basis that the SBC-prepared forecasts that were previously provided on a supplemental and confidential basis to the Staff did not include any forecast of the revenue of Cingular. The SBC-prepared projections are based on SBC’s GAAP accounting, pursuant to which SBC’s investment in Cingular is accounted for under the equity method of accounting. Leaving aside the revenue of Cingular, the SBC-prepared 2005 forecasts are not inconsistent with the 2005 projections based on publicly available research estimates that were used by the financial advisors in their analyses.

7.	Although we note the explanation provided in your response to our prior comment #10, provide us with copies of the SBC-prepared projections for 2006 and 2007 so that we can review the projections. If you wish, you may request the return of the projections in accordance with Rule 418(b) of Regulation C.

Furthermore, according to your response to our prior comment #10, CSFB and Morgan Stanley were not provided copies of SBC-prepared projections for 2006 and 2007. Instead, they were only allowed to view the projections “briefly without taking notes.” Yet, your disclosure in the prospectus/proxy statement continues to state that CSFB and Morgan Stanley “reviewed...financial forecasts for 2005 through 2007 prepared and provided to CSFB by SBC” and “reviewed certain financial projections for 2005 through 2007 prepared by the management of SBC.” Given your response indicates that neither CSFB nor Morgan Stanley had an opportunity to review the 2006 and 2007 projections to the same extent that they had to review the 2005 projections, your disclosure should be revised to indicate the limited scope of their review of the 2006-2007 projections.

In response to the Staff’s comment, we have revised the disclosure on page 45. In addition, we are providing the Staff on a supplemental basis under separate cover a copy of the SBC-prepared projections for 2006 and 2007.

8.	As requested by prior comment #13 of our May 6, 2005 letter and prior comment #39 of our April 8, 2005 letter, please describe in the prospectus/proxy statement the criteria used to select the “comparable companies” utilized in the discounted cash flow analysis.

Include in the prospectus/proxy statement your explanation of why the financial advisors used different companies for the discounted cash flow analysis and selected company analysis.

In response to the Staff’s comment, we have revised the disclosure on pages 45 and 47.

Michele M. Anderson
May 20, 2005

The Merger Agreement, page 59

9.	The disclosure that the representations and warranties “may not be complete,” “may or may not have been accurate,” and “do not purport to be accurate as of the date of this document” is vague and may not be clear to security holders. As requested by our prior comment #18, please include in the prospectus/proxy statement an express statement acknowledging if specific material facts exist that contradict the representations or warranties in the merger agreement, you have provided corrective disclosure.

In view of the Staff’s numerous objections to the referenced paragraph and SBC’s and AT&T’s belief that it would be inappropriate to make the requested statement regarding “corrective disclosure,” we have revised the disclosure on page 59 to eliminate the paragraph entirely.

10.	Your disclosure refers to agreements other than the merger agreement. Such references are overly broad and may not be clear to security holders. Please revise to omit reference to agreements other than the merger agreement.

See response to Comment #9 above.

11.	You note your statement that the representations and warranties were made “only for the purposes of such agreements” and the “benefit of the parties.” These statements appear to limit reliance by investors on the descriptions of the representations and warranties. Please revise to remove any potential implication that the referenced merger agreement does not constitute public disclosure under the federal securities laws.

See response to Comment #9 above.

Exhibits 8.1 and 8.2

12.	Please file the executed Wachtell and Sullivan & Cromwell tax opinions prior to requesting effectiveness.

Executed tax opinions have been filed as Exhibits 8.1 and 8.2 to Amendment No. 3.

Michele M. Anderson
May 20, 2005

*           *           *

     Please contact me at (212) 558-4801, via fax at (212) 558-3588 or via e-mail at hamiltonb@sullcrom.com if you have any comments or questions about this letter.

Very truly yours,

/s/Brian E. Hamilton
Brian E. Hamilton

cc:	Wayne A. Wirtz, Esq.
SBC Communications Inc.
175 East Houston
San Antonio, Texas 78205

Robert S. Feit, Esq.
AT&T Corp.
One AT&T Way
Bedminster, New Jersey 07921

Steven A. Rosenblum, Esq.
Stephanie J. Seligman, Esq.
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019

Benjamin F. Stapleton, Esq.
John J. O’Brien, Esq.
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004